UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 2, 2024

SDCL EDGE Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40980	98-1583135
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 East 42nd Street, Suite 1100, New York, NY	10165
(Address of principal executive offices)	(Zip Code)

(212) 488-5509
(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	SEDA.U	New York Stock Exchange LLC
Class A ordinary shares, par value $0.0001 per share	SEDA	New York Stock Exchange LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	SEDA.WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

SDCL EDGE Acquisition Corporation (“SEDA”) is furnishing an updated investor presentation dated April 2024 that is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein. The investor presentation updates the investor presentation previously filed as Exhibit 99.3 to Current Report on Form 8-K on February 20, 2024.

The information in this Current Report on Form 8-K furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such filing. By filing this Current Report on Form 8-K and furnishing this information pursuant to Item 7.01, SEDA makes no admission as to the materiality of any information in this Current Report on Form 8-K, including Exhibit 99.1, that is required to be disclosed solely by Regulation FD.

Important Information and Where to Find It

In connection with the business combination agreement executed by, among others, SEDA and Specialty Copper Listco Plc (“PubCo”) on February 20, 2024 (the “Business Combination”), PubCo expects to publicly file with the United States Securities and Exchange Commission (the “SEC”) a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to holders of SEDA’s ordinary shares as of a record date to be established for voting on the Business Combination and other matters as described in the Proxy Statement/Prospectus. The Proxy Statement/Prospectus will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to SEDA’s shareholders in connection with the Business Combination. SEDA may also file other documents regarding the Business Combination with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF SEDA ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS, THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE MERGER, INCLUDING ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED BUSINESS COMBINATION.

Investors and security holders will be able to obtain free copies of the Proxy Statement/Prospectus and all other relevant documents filed or that will be filed with the SEC by SEDA through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by SEDA may be obtained free of charge from SEDA’s website at www.sdcledge.com or by written request to SEDA at SDCL EDGE Acquisition Corporation, 60 East 42nd Street, Suite 1100, New York, NY 10165, Attn: Francesca Lorenzini.

Participants in the Solicitation

SEDA, and certain of their respective directors and officers may be deemed to be participants in the solicitation of proxies from SEDA’s shareholders in connection with the Business Combination. Information about SEDA’s directors and executive officers and their ownership of SEDA’s securities is set forth in SEDA’s filings with the SEC, including SEDA’s Annual Report on Form 10-K for the year ended December 31, 2022, which was filed with the SEC on March 30, 2023. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Business Combination may be obtained by reading the Proxy Statement/Prospectus regarding the Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K and the information contained herein do not constitute an offer to sell or the solicitation of an offer to buy any security, commodity or instrument or related derivative, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities in the United States or to or for the account or benefit of U.S. persons (as defined in Regulation S under the Securities Act) shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom. Investors should consult with their counsel as to the applicable requirements for a purchaser to avail itself of any exemption under the Securities Act.

Forward Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Business Combination between SEDA, cunova GmbH (“Cunova”) and the KME specialty aerospace business (the “Aerospace Business”, together with Cunova, the “Target”), including but are not limited to, statements regarding the benefits of the transaction, the anticipated timing of the transaction, the products offered by the Target and the markets in which it operates, the Target’s projected future results (including EBITDA and cash flow). These forward-looking statements generally are identified by the words “project,” “expect,” “anticipate,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (a) the outcome of any legal proceedings that may be instituted in connection with the Business Combination; (b) delays in obtaining, adverse contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the Business Combination; (c) the risk that the Business Combination disrupts Cunova’s or the Aerospace Business’s current plans and operations; (d) the inability of Cunova to recognize the anticipated benefits of the Business Combination, including its acquisition of the Aerospace Business, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably with customers and suppliers and retain key employees; (e) the risk that Cunova’s or the Aerospace Business’s projected pipeline of projects and production capacity do not meet Cunova’s or the Aerospace Business’s proposed timeline or that such pipeline fails to be met at all; (f) costs related to the Business Combination; (g) the risk that the Business Combination does not close in the second quarter of 2024 or does not close at all; (h) changes in the applicable laws or regulations; (i) the possibility that Cunova, the Aerospace Business, or the combined company may be adversely affected by other economic, business, and/or competitive factors; (j) economic uncertainty caused by the impacts of geopolitical conflicts, including Russia’s invasion of Ukraine and the ongoing conflicts in the Middle East; (k) economic uncertainty due to rising levels of inflation and interest rates; (l) the risk that the approval of the shareholders of SEDA for the Business Combination is not obtained; (m) the risk that any current or future equity or debt transactions are not completed prior to the closing of the Business Combination; (n) the risk that even if any current or future equity or debt transactions are completed, they will not be sufficient to satisfy the minimum cash condition set forth in the definitive documentation in connection with the Business Combination and/or fund the combined company’s execution on its near-term project pipeline allowing the combined company to scale its operations; (o) the amount of redemption requests made by SEDA’s shareholders and the amount of funds remaining in SEDA’s trust account after satisfaction of such requests prior to the closing of the Business Combination; (p) SEDA’s, Cunova’s, the Aerospace Business and the other parties to the definitive documentation in connection with the Business Combination ability to satisfy the conditions to closing the Business Combination; and (q) the ability to maintain listing of SEDA’s securities on the NYSE. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SEDA’s forthcoming registration statement on Form F-4, the proxy statement/prospectus contained therein, SEDA’s Annual Report on Form 10-K, SEDA’s Quarterly Reports on Form 10-Q and other documents filed by the Target or SEDA from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and the Target and SEDA assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Target nor SEDA gives any assurance that either the Target or SEDA will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Target or SEDA or any other person that the events or circumstances described in such statement are material.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1*	Investor Presentation

*	Furnished herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2024	SDCL EDGE Acquisition Corporation

	By:	/s/ Ned Davis
	Name:	Ned Davis
	Title:	Chief Financial Officer

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